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                                                                    EXHIBIT 10.9

                                AMENDMENT NO. 4
                                       TO
                         THE DEALER SECURITY AGREEMENT

        THIS AMENDMENT NO. 4 to the DEALER SECURITY AGREEMENT (this "Amendment"), dated as of December 1, 1996, is by and between CITICORP DEL-LEASE, INC., doing business as CITICORP DEALER FINANCE ("Lender"), and M&M PROPERTIES, INC. AND McCURRY & FALCONITE EQUIPMENT CO., INC. (jointly and severally referred to herein as "Borrower").

                              W I T N E S S E T H:

        WHEREAS, Lender and each Borrower are parties to a Dealer Security Agreement each dated June 19, 1995 (each Dealer Security Agreement being referred to herein as the "Agreement"; capitalized terms not otherwise defined in this Amendment shall have the meanings attributed thereto in the Agreement); and

        WHEREAS, Lender and Borrower have agreed to amend the Agreement as set forth herein;

        NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree to amend the Agreement as follows:

        SECTION 1.  DEFINITIONS.

                (a) The definition of the term "Termination Date" is amended by deleting it in its entirety and substituting therefor the following: "Termination Date means, January 31, 1998 as such date may be amended or extended from time to time."

        SECTION 2. MISCELLANEOUS. The obligations of Borrower under the Agreement as amended hereby shall be the joint and several obligations of each of them. The terms and conditions of this Amendment are hereby incorporated into the Agreement. This Amendment shall take precedence in the event any terms and conditions of the Agreement conflict herewith. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.



                                        M&M PROPERTIES, INC.


                                        By:   /s/ Ralph McCurry
                                            --------------------------

                                        Name: RALPH McCURRY
                                              ------------------------

                                        Title: President
                                               -----------------------



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                                        McCURRY & FALCONITE EQUIPMENT
                                        CO., INC.


                                        By: /s/ Ralph McCurry
                                            -------------------------

                                        Name: RALPH McCURRY
                                              -----------------------

                                        Title: President
                                               ----------------------

                                        CITICORP DEL-LEASE, INC., d/b/a
                                        CITICORP DEALER FINANCE


                                        By: /s/ Mark A. Malec
                                            -------------------------

                                        Name: MARK A. MALEC
                                              -----------------------

                                        Title: Vice President
                                               ----------------------







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